BANKERS CORP AND SUBSIDIARY
                      Consolidated Statements of Condition
                                 (In Thousands)



                                                                                 At

                                                                   September 30,     December 31,
                                                                   -------------     ------------
                                                                        1996             1995
                                                                        ----             ----
                                                                             (unaudited)

Assets:
Cash on hand and due from banks .................................   $   15,093       $   23,337
Federal funds sold ..............................................        1,100                0
                                                                    ----------       ----------
    Cash and cash equivalents ...................................       16,193           23,337
Securities available for sale ...................................       33,790                0
Investment securities, held to maturity, estimated
    market value of $28,028 and $67,735 at September 30,
    1996 and December 31, 1995, respectively ....................       27,967           66,831
Mortgage and asset-backed securities, held to maturity,
    estimated market value of $577,712 and $463,116 at
    September 30, 1996 and Dec. 31, 1995, respectively ..........      576,782          460,574
Loans net of unearned income and premiums .......................    1,641,576        1,321,396
    Less: Allowance for loan losses .............................        7,120            8,137
                                                                    ----------       ----------
          Net loans .............................................    1,634,456        1,313,259
Banking premises, furniture and equipment, net ..................       11,102           11,357
Accrued interest receivable .....................................       15,082           13,090
Intangible assets, net of accumulated amortization of
    $8,523 and $7,931 at September 30, 1996 and
    December 31, 1995, respectively .............................        3,518            4,110
Other Real Estate Owned, net (OREO) .............................        5,960            6,057
Other assets ....................................................        5,300            3,300
                                                                    ----------       ----------
          Total assets ..........................................    2,330,150        1,901,915
                                                                    ==========       ==========
Liabilities and Stockholders' Equity:
Due to depositors:
    Interest bearing ............................................    1,575,519        1,581,094
    Non-interest bearing ........................................       49,825           50,160
                                                                    ----------       ----------
          Total deposits ........................................    1,625,344        1,631,254
Short-term borrowings ...........................................      487,781           67,245
Mortgage escrow deposits ........................................       12,278           10,078
Income taxes payable ............................................        1,007              869
Other liabilities ...............................................       16,211            5,531
                                                                    ----------       ----------
          Total liabilities .....................................   $2,142,621       $1,714,977
                                                                    ==========       ==========
Stockholders' equity:
    Preferred stock, authorized 10,000,000 shares
      None issued
    Common stock, par value $.01: 20,000,000 shares
      authorized, 14,269,200 shares issued ......................          143              143
      Additional paid-in capital ................................      101,138          101,138
Retained earnings ...............................................      112,547          101,592
    Less:
    Unallocated Common stock held by the ESOP ...................          421              621
    Common stock in treasury, at cost: 1,891,016
      shares and 1,347,043 shares, respectively .................       25,060           15,314
    Net unrealized losses on securities available
      for sale, net of tax ......................................          818                0
                                                                    ----------       ----------
          Total stockholders' equity ............................      187,529          186,938
                                                                    ----------       ----------
Total liabilities and stockholders' equity ......................   $2,330,150       $1,901,915
                                                                    ==========       ==========

See accompanying notes to unaudited consolidated financial statements.

                          BANKERS CORP AND SUBSIDIARY
                       Consolidated Statements of Income
                     (In Thousands, Except Per Share Data)

                                                                Three Months Ended              Nine Months Ended
                                                                   September 30,                   September 30,
                                                                1996           1995            1996           1995
                                                                ----           ----            ----           ----
                                                                    (Unaudited)                     (Unaudited)
Interest income:
  Real estate loans ...................................       $ 29,079       $ 23,093        $ 80,202       $ 67,337
  Other loans .........................................          1,191          1,262           3,480          3,744
  Mortgage and asset-backed securities ................          7,856          6,741          22,681         19,658
  Investment securities-taxable .......................          1,104          1,252           4,020          4,233
  Municipals-nontaxable ...............................             15             15              45             46
  Short-term investments ..............................              0            119              73            173
  Federal funds sold ..................................              9             39              58            130
                                                              --------       --------        --------       --------
      Total interest income ...........................         39,254         32,521         110,559         95,321
                                                              --------       --------        --------       --------
Interest expense:
  Interest on deposits ................................         18,301         18,377          55,070         50,926
  Short-term borrowings ...............................          5,285            637           9,379          2,826
                                                              --------       --------        --------       --------
      Total interest expense ..........................         23,586         19,014          64,449         53,752
                                                              --------       --------        --------       --------
Net interest income ...................................         15,668         13,507          46,110         41,569
Provision for loan losses .............................            900          1,500           3,050          3,500
                                                              --------       --------        --------       --------
  Net interest income after provision
  for loan losses .....................................         14,768         12,007          43,060         38,069
                                                              --------       --------        --------       --------
Other income:
  Fees and service charges ............................            491            510           1,458          1,596
  Gains (losses) on securities transactions ...........              0              0               0            (10)
  Gains (losses) on loans .............................              5             12              15             13
  Other income ........................................             38             51             118            163
                                                              --------       --------        --------       --------
      Total other income ..............................            534            573           1,591          1,762
                                                              --------       --------        --------       --------
Other expense:
  Salaries and employee benefits ......................          2,104          2,183           6,619          6,605
  Occupancy expense ...................................            711            704           2,113          2,105
  FDIC insurance premium ..............................          3,187            267           3,883          1,898
  Amortization of intangibles .........................            193            234             592            703
  Net losses and expenses on OREO .....................            192             (3)            579            484
  Other operating expense .............................          1,303          1,124           3,961          3,411
                                                              --------       --------        --------       --------
      Total other expenses ............................          7,690          4,509          17,747         15,206
                                                              --------       --------        --------       --------
Income before income tax expense ......................          7,612          8,071          26,904         24,625
Income tax expense ....................................          2,590          2,890           9,537          8,843
                                                              --------       --------        --------       --------
Net income ............................................       $  5,022       $  5,181        $ 17,367       $ 15,782
                                                              ========       ========        ========       ========
Primary earnings per share ............................       $   0.40       $   0.39        $   1.35       $   1.19
Fully diluted earnings per share ......................           0.40           0.39            1.35           1.19


See accompanying notes to unaudited consolidated financial statements.

                           BANKERS CORP AND SUBSIDIARY
           Consolidated Statements of Changes in Stockholders' Equity
                      Nine Months Ended September 30, 1996
                                  (Unaudited)
                                 (In Thousands)


                                                                                                 Net Unrealized
                                                                      Unallocated                  Losses on        Total
                                           Additional                    Common                    Securities       Stock-
                                 Common      Paid-In     Retained      Stock Held    Treasury      Available       Holders'
                                 Stock       Capital     Earnings     by the ESOP      Stock        For Sale        Equity
                                 -----       -------     --------     -----------      -----        --------        ------
Balance at Dec. 31, 1995         $ 143       $101,138    $101,592       $ (621)      $(15,314)       $    0        $186,938

Net Income                          --             --      17,367           --             --            --          17,367
Cash Dividends                      --             --      (5,762)          --             --            --          (5,762)
Exercise of Stock Options           --             --        (650)          --            912            --             262
Treasury Stock acquired, net        --             --          --           --        (10,658)           --         (10,658)
Allocation of ESOP shares           --             --          --          200             --            --             200
Increase in unrealized losses
  on securities available for
  sale, net of tax                  --             --          --           --             --          (818)           (818)

----------------------------------------------------------------------------------------------------------------------------
Balance at Sept. 30, 1996        $ 143       $101,138    $112,547       $ (421)      $(25,060)       $ (818)       $187,529
----------------------------------------------------------------------------------------------------------------------------

See accompanying notes to unaudited consolidated financial statements.

                          BANKERS CORP AND SUBSIDIARY
                     Consolidated Statements of Cash Flows
                 Nine Months Ended September 30, 1996 and 1995
                                 (In Thousands)


                                                                                 1996            1995
                                                                                 ----            ----
                                                                                      (unaudited)
Cash flows from operating activities:
Net income ..............................................................     $  17,367         $ 15,782
Adjustments to reconcile net income to net cash
  provided by operating activities:
      Depreciation ......................................................           765              891
      Provision for loan losses .........................................         3,050            3,500
      Provision for uncollectible interest receivable ...................         1,655            2,203
      Net amortization of deferred fees, discounts
        and premiums on loans ............................................          251              349
      Origination of loans available for sale ...........................        (1,226)          (1,291)
      Proceeds from sale of loans available for sale ....................           831            9,456
      Net gains on sale of loans available for sale .....................           (15)             (13)
      Net accretion of premiums and discounts on securities .............          (183)            (622)
      Net losses on the sale of securities available for sale ...........             0               10
      Net decrease in OREO from sales and losses ........................         5,878            5,105
      Amortization of ESOP & MRPs .......................................           200              397
      Amortization of intangibles .......................................           592              704
      Increase in accrued interest receivable ...........................        (3,647)          (3,862)
      (Increase) decrease in other assets ...............................        (1,521)           1,591
      Increase in mortgage escrow deposits ..............................         2,200              246
      Increase (decrease)  in other liabilities &
        income taxes payable ............................................        10,645             (472)
                                                                              ---------        ---------
        Net cash provided by operating activities .......................        36,842           33,974
                                                                              ---------        ---------
Cash flows from investing activities:
      Purchase of loans .................................................      (423,977)        (146,773)
      Net decrease in loans .............................................        94,108           43,214
      Purchase of mortgage & asset-backed securities
        held to maturity ................................................      (204,337)         (96,796)
      Principal payments of mortgage & asset-backed securities ..........        88,330           45,837
      Purchase of investment securities held to maturity ................        (1,991)          (4,925)
      Proceeds from maturities and calls of investment
        securities held to maturity .....................................        40,850           20,167
      Purchase of securities available for sale .........................       (35,099)          (1,929)
      Proceeds from sale of securities available for sale ...............             0            1,919
      Banking premises, furniture & equipment expenditures ..............          (510)            (269)
                                                                              ---------        ---------
      Net cash used in investing activities .............................      (442,626)        (139,555)
                                                                              ---------        ---------
Cash flows from financing activities:
      Treasury stock purchases ..........................................       (10,658)            (925)
      Net increase in demand and savings deposits .......................        27,833            5,795
      Net (decrease) increase in time deposits ..........................       (33,743)         126,922
      Net increase (decrease) in short-term borrowings ..................       420,536          (25,520)
      Dividends paid ....................................................        (5,590)          (4,900)
      Exercise of stock options, net ....................................           262              164
                                                                              ---------        ---------
      Net cash provided by financing activities .........................       398,640          101,536
                                                                              ---------        ---------
      Decrease in cash and cash equivalents .............................        (7,144)          (4,045)
      Cash and cash equivalents at beginning of year ....................        23,337           18,460
                                                                              ---------        ---------
      Cash and cash equivalents at end of period ........................     $  16,193        $  14,415
                                                                              =========        =========
Cash paid during the year for:
      Interest ..........................................................        61,047           53,829
      Income taxes ......................................................        10,795            8,462
      Supplemental schedule of noncash investing and financing
        activities:
      Real estate acquired in settlement of loans .......................         5,781            6,898
      Loans held to maturity reclassified as loans available
        for sale ........................................................           631            9,077

See accompanying notes to unaudited consolidated financial statements.

                          BANKERS CORP AND SUBSIDIARY
              Notes to Unaudited Consolidated Financial Statements

Basis of Presentation
---------------------

The accompanying unaudited consolidated financial statements include the accounts of Bankers Corp (the Corporation) and its wholly-owned subsidiary Bankers Savings (the Bank) and its inactive wholly-owned subsidiary, PASI Development, Incorporated. All inter-company balances and transactions have been eliminated in the consolidated financial statements. These financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and
Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. For further information refer to the financial statements and notes for the year ended December 31, 1995 included in the Form 10-K, as filed with the SEC. In the opinion of management, all adjustments (consisting of only normal recurring accruals) necessary for a fair presentation have been included.

The results of operations for the nine months ended September 30, 1996 are not necessarily indicative of results that may be expected for the entire fiscal year ended December 31, 1996.

Primary and fully diluted earnings per share for the three and nine month periods in 1996 and 1995 were calculated by dividing net earnings by weighted average shares of common stock and common stock equivalents using the treasury stock method. Stock options are regarded as common stock equivalents and are therefore considered in both primary and fully diluted earnings per share calculations.